UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026
ORIGIN TEA INC.
(Exact name of registrant as specified in its charter)
Nevada	333-213698	30-0944559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Jinsha East Road, Yacha Town, Baisha Li Autonomous County,
Hainan Province, China572800
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:+86-189-1098-4577
Brilliant N.E.V. Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2026, Origin Tea Inc. (the “Company”) countersigned and accepted substantially identical Regulation S Subscription Agreements (collectively, the “Subscription Agreements”) with 115 non-U.S. purchasers, thereby completing the coordinated closing of a private placement conducted in offshore transactions in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Subscription Agreements became binding on the Company upon such acceptance and countersignature.

Under the Subscription Agreements, 114 purchasers each subscribed for 2,500 shares of the Company’s common stock (the “Shares”) for RMB 100,000, and one purchaser subscribed for 5,000 Shares for RMB 200,000. The subscription and settlement price for subscriptions funded in Renminbi was fixed at RMB 40.00 per Share. In the aggregate, the Company accepted subscriptions for 290,000 Shares for total subscription consideration of RMB 11,600,000.

The subscription funds had been transmitted on or before August 31, 2026 to Hainan Baisha Yuanwu Yayun Tea Co., Ltd. (海南白沙源物雅韵茶叶有限公司) (“Baisha Yuanwu”), the Company’s indirect wholly owned PRC subsidiary and authorized RMB collection agent. Until Company acceptance, the funds remained subject to acceptance or refund. Pursuant to the Subscription Agreements, the Company is obligated to cause the Shares to be issued in restricted book-entry form, subject to applicable transfer restrictions.

The Subscription Agreements also grant the accepted purchasers contractual resale registration rights. Following the closing, the Company is required to promptly commence preparation of, and as soon as reasonably practicable file with the Securities and Exchange Commission, a resale registration statement on Form S-1 or another appropriate form then available covering the resale of the Shares, and to use commercially reasonable efforts with respect to effectiveness and maintenance of the registration statement, in each case subject to the terms and conditions of the Subscription Agreements.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the form of Regulation S Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Regulation S Subscription Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedule C to Exhibit 10.1, which contains payment and wiring instructions, has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of the omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 10, 2026	ORIGIN TEA INC.

By: /s/ Xiangying Meng
Name: Xiangying Meng
Title: Chairman of the Board, Chief Executive Officer and Chief Financial Officer